                   AmeriCredit Automobile Receivables Trust 1996-B
                  6.50% Automobile Receivables - Backed Certificates
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:   06/01/96
Monthly Period Ending:      06/30/96

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.  Beginning of period Principal Balance                                         $123,645,336
                                                                                        ------------
      B.  Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                at end of period                                       3,270,315
                                                                     -----------
          (2)  Collections on Receivables paid off
                during period                                            766,034
                                                                     -----------
          (3)  Receivables becoming Liquidated
                Receivables during period                                 99,490
                                                                     -----------
          (4)  Receivables becoming Purchased
                Receivables during period
                                                                     -----------
          (5)  Cram Down Losses occurring during period
                                                                     -----------
          (6)  Other Receivables adjustments                              (1,402)
                                                                     -----------
          (7)  Less amounts allocable to Interest                     (1,979,089)
                                                                     -----------
          Total Monthly Principal Amounts                                                  2,155,348
                                                                                        ------------
      C.  End of period Principal Balance                                               $121,489,988
                                                                                        ------------
      D.  Pool Factor                                                                     96.402484%
                                                                                        ------------
II.   MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                         CLASS A        CLASS B            TOTAL
                                                         -------        -------            -----
      A.  Beginning of period Certificate Balance     $113,753,709    $9,891,627        $123,645,336
                                                      ----------------------------------------------
      B.  Certificateholders' Principal                  1,982,920       172,428           2,155,348
           (92% of I.B. for Class A and               ----------------------------------------------
           8% of I.B. for Class B)

      C.  End of period Certificate Balance           $111,770,789    $9,719,199        $121,489,988
                                                      ----------------------------------------------
      D.  Certificate Factor                            96.402484%    96.402484%          96.402484%
                                                      ----------------------------------------------

III.  RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)  Collections on Receivables during period
                (net of Liquidation Proceeds)                        $ 4,036,349
                                                                     -----------
          (2)  Liquidation Proceeds collected
                during period                                             55,304
                                                                     -----------
          (3)  Purchase Amounts deposited in Collection
                Account
                                                                     -----------
          (4)  Investment income                                          12,665
                                                                     -----------
          (5)  Collection of Supplemental Servicing Fees                  14,845
                                                                     -----------
          Total Available Funds                                                            4,119,163
                                                                                        ------------
      B.  Distributions:

          (1)  Basic Servicing Fee and Supplemental Servicing Fees       268,318
                                                                     -----------
          (2)  Agent fees                                                  6,182
                                                                     -----------
          (3)  Class A Interest Distributable Amount                     616,166
                                                                     -----------
          (4)  Class A Principal Distributable Amount                  1,982,920
                                                                     -----------
          (5)  Security Insurer Premiums                                  32,600
                                                                     -----------
          (6)  Class B Coupon Interest Amount                             53,580
                                                                     -----------
          (7)  Class B Principal Distributable Amount                    172,428
                                                                     -----------
          (8)  Class B Excess Interest Amount                            986,969
                                                                     -----------

          Total distributions                                                              4,119,163
                                                                                        ------------
      C.  Deficiency Claim Amount                                                                 $0
                                                                                        ------------
IV.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                      $2,372,180
                                                                                        ------------
      B.  Additions to Spread Account

          (1)  Distributions to Class B Certificateholders             1,212,977
                (Total of III.B. (6), (7) and (8))                   -----------

          (2)  Investment income                                           8,501
                                                                     -----------
          Total Additions                                                                  1,221,478
                                                                                        ------------
      C.  Spread Account balance prior to withdrawals                                      3,593,658
                                                                                        ------------
      D.  Requisite Amount of Spread Account

          (1)  6% of end of period Principal Balance                   7,289,399
                                                                     -----------
          (2)  $100,000                                                  100,000
                                                                     -----------
          (3)  2.5% of Cut-off Date Principal Balance                  3,150,593
                                                                     -----------
          (4)  End of period Class A Certificate Balance             111,770,789
                                                                     -----------
          (5)  Lesser of (3) or (4)                                    3,150,593
                                                                     -----------
          (6)  Greater of (2) or (5)                                   3,150,593
                                                                     -----------
          (7)  12% of end of period Principal Balance
                if Trigger Date                                                0
                                                                     -----------
          Requisite Amount of Spread Account (greater
           of (1) or (6) or (7) if applicable)                                             7,289,399
                                                                                        ------------

      E.  Withdrawals from Spread Account

          (1)  Priority First - Deficiency Claim Amount
                                                                     -----------
          (2)  Priority Second through Sixth
                                                                     -----------
          (3)  Priority Seventh  (C. minus D.)                                 0
                                                                     -----------

          Total withdrawals                                                                        0
                                                                                        ------------
      F.  End of period Spread Account balance                                          $  3,593,658
                                                                                        ------------
V.    PERFORMANCE TESTS:

      A.  Delinquency Ratio

          (1)  Receivables with Scheduled Payment
                delinquent more than 30 days
                at end of period                                     $ 8,094,838
                                                                     -----------
          (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30
                days at end of period
                                                                     -----------
          (3)  Beginning of period Principal Balance                 123,645,336
                                                                     -----------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                        6.55%
                                                                                        ------------
          (5)  Previous Monthly Period Delinquency Ratio                                       3.50%
                                                                                        ------------
          (6)  Second previous Monthly Period Delinquency Ratio                                0.00%
                                                                                        ------------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                   3.35%
                                                                                        ------------
          (8)  Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 14%)                                  yes
                                                                                        ------------

      B.  Default Ratio

          (1)  Receivables becoming Defaulted Receivables
                during period                                        $   370,201
                                                                     -----------
          (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30
                days at end of period
                                                                     -----------
          (3)  Beginning of period Principal Balance                 123,645,336
                                                                     -----------
          (4)  Default Ratio (1)+(2) x 12 divided by (3)                                       3.59%
                                                                                        ------------
          (5)  Previous Monthly Period Default Ratio                                           1.47%
                                                                                        ------------
          (6)  Second previous Monthly Period Default Ratio                                    0.00%
                                                                                        ------------
          (7)  Average Default Ratio (4)+(5)+(6)
                divided by 3                                                                   1.69%
                                                                                        ------------
          (8)  Compliance (Default Test Failure is a
                Default Ratio equal to or greater than 21%)                                      yes
                                                                                        ------------

      C.  Net Loss Ratio

          (1)  Receivables becoming Liquidated Receivables
                during period                                        $    99,490
                                                                     -----------
          (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30
                days at end of period
                                                                     -----------
          (3)  Cram Down Losses occurring during period
                                                                     -----------
          (4)  Liquidation Proceeds collected
                during period                                            (55,304)
                                                                     -----------
          (5)  Beginning of period Principal Balance                 123,645,336
                                                                     -----------

          (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
                divided by (5)                                                                 0.43%
                                                                                        ------------
          (7)  Previous Monthly Period Net Loss Ratio                                          0.31%
                                                                                        ------------
          (8)  Second previous Monthly Period Net Loss Ratio                                   0.00%
                                                                                        ------------
          (9)  Average Net Loss Ratio (6)+(7)+(8)
                divided by 3                                                                   0.25%
                                                                                        ------------
         (10)  Compliance (Net Loss Test Failure is a
                Net Loss Ratio equal to or greater than 13%)                                     yes
                                                                                        ------------
VI.   DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent

          (1)  31-60 days                                                #   667        $  6,791,355
                                                                         ---------------------------
          (2)  61-90 days                                                    127           1,292,763
                                                                         ---------------------------
          (3)  over 90 days                                                    2              10,720
                                                                         ---------------------------
          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                796        $  8,094,838
                                                                         ---------------------------
VII.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                           12,176
                                                                                        ------------
      B.  Number of Receivables becoming Liquidated
           Receivables during period                                                              11
                                                                                        ------------
      C.  Number of Receivables becoming Purchased
           Receivables during period
                                                                                        ------------
      D.  Number of Receivables paid off during period                                            88
                                                                                        ------------
      E.  End of period number of Receivables                                                 12,077
                                                                                        ------------

VIII. STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                             20.45%
                                                                                        ------------
      B.  Weighted Average Remaining Term of the Receivables                                   46.23
                                                                                        ------------
      C.  Average Receivable Balance                                                    $     10,060
                                                                                        ------------


AmeriCredit Financial Services, Inc.


By:        /s/ Daniel E. Berce
           --------------------------------------
Name:      Daniel E. Berce
           --------------------------------------
Title:     Executive Vice-President
           Chief Financial Officer & Treasurer
           --------------------------------------
Date:      July 3, 1996
           --------------------------------------